Exhibit 10.24

SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of [   ], 2012 by and between GasLog Ltd., a Bermuda company (the “Company”), and [name] (the “[Participating Director/Holder]”).

WHEREAS, the Company has filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) for an initial public offering (the “IPO”) of its common shares, par value $0.01 per share (the “Common Shares”), and in that connection proposes to enter into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Citigroup Global Markets Inc., as representatives of the several underwriters (the “Underwriters”), simultaneously with the execution of this Agreement;

WHEREAS, in connection with the IPO, the Company desires to issue and sell directly to the [Participating Director/Holder], and the [PARTICIPATING DIRECTOR/HOLDER] desires to subscribe for and purchase from the Company, the number of Common Shares determined pursuant to Section 1 below (the “Subscription Shares”), in a private sale (the “Concurrent Private Placement”), concurrently with the purchase of Common Shares by the Underwriters (the “IPO Shares”) pursuant to the Underwriting Agreement, on the terms and conditions set forth herein; and

WHEREAS, the Company and the [PARTICIPATING DIRECTOR/HOLDER] are entering into this Agreement to provide for the issuance, purchase and sale of the Subscription Shares.

NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Company and the [PARTICIPATING DIRECTOR/HOLDER] do hereby covenant and agree as follows:

1.                     Purchase of the Subscription Shares. The Company agrees to issue and sell the Subscription Shares to the [PARTICIPATING DIRECTOR/HOLDER] as provided in this Agreement, concurrently with the issuance and sale of the IPO Shares in the IPO, and the [PARTICIPATING DIRECTOR/HOLDER], on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase the Subscription Shares at a purchase price per share equal to the initial public offering price of the Common Shares, as specified in the final prospectus filed with the SEC for the IPO (the “IPO Price”). The total number of Subscription Shares that the [PARTICIPATING DIRECTOR/HOLDER] shall purchase pursuant to this Agreement shall be equal to the quotient of $[ ] (as adjusted pursuant to clause (iii) below, the “Purchase Price”) divided by the IPO Price; provided, however, that (i) no fractional shares of Common Shares will be issued as Subscription Shares, (ii) any fractions shall be rounded down to the nearest whole number of Common Shares and (iii) the Purchase Price will be reduced by the value of any such fractional share (as calculated on the basis of the IPO Price).

2.                     Payment for the Subscription Shares. On or before the closing date of the Underwriting Agreement, the [PARTICIPATING DIRECTOR/HOLDER] shall pay the Purchase Price into an account designated by the Company.

3.                     Representations and Warranties of the Company. The Company hereby represents and warrants to the [PARTICIPATING DIRECTOR/HOLDER] that each of the Company’s representations and warranties contained in the Underwriting Agreement is true and correct on the date hereof and that:

(a)                this Agreement has been duly authorized, executed and delivered by the Company;

(b)               the Company has full right, power and authority to execute and delivery this Agreement and make the Concurrent Private Placement and to perform its obligations hereunder and thereunder, and all action required to be taken for the due and proper authorization of this Agreement and the Concurrent Private Placement and the consummation by the Company of the transactions contemplated hereby and thereby has been duly and validly taken; and

(c)                the Subscription Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, and not subject to any statutory pre-emptive or similar rights.

4.                     Further Agreements of the Company. The Company covenants and agrees with the [PARTICIPATING DIRECTOR/HOLDER] that, concurrently with the execution of this Agreement, the Company and the Underwriters shall execute and deliver the Underwriting Agreement, and the Company shall execute and deliver a subscription agreement in form and substance substantially identical hereto with other directors of the Company.

5.                     Representations and Warranties of the [PARTICIPATING DIRECTOR/HOLDER]. The [PARTICIPATING DIRECTOR/HOLDER] hereby represents and warrants that:

(a)                this Agreement has been duly executed and delivered by the [PARTICIPATING DIRECTOR/HOLDER];

(b)               the [PARTICIPATING DIRECTOR/HOLDER] has full right and capacity to execute and deliver this Agreement and to perform his obligations hereunder, and all action required to be taken for the due and proper execution and delivery of this Agreement by the [PARTICIPATING DIRECTOR/HOLDER] and the consummation by him of the transactions contemplated hereby has been duly and validly taken;

(c)                the [PARTICIPATING DIRECTOR/HOLDER] (i) is a sophisticated investor and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits, rights and suitability of investing in the Subscription Shares and (ii) is able to bear the economic risks of an entire loss of his investment in the Subscription Shares; and

(d)               the purchase of Subscription Shares by the [PARTICIPATING DIRECTOR/HOLDER] pursuant to this Agreement will be for the [PARTICIPATING DIRECTOR/HOLDER]’s own account, and the [PARTICIPATING DIRECTOR/HOLDER] is not acquiring the Subscription Shares with a view to any distribution thereof in a transaction that would violate the U.S. Securities Act of 1933, as amended (the “Securities Act”).

6.                     Further Agreements of the [PARTICIPATING DIRECTOR/HOLDER]. The [PARTICIPATING DIRECTOR/HOLDER] acknowledges that the Subscription Shares have not been registered under the Securities Act and that the Subscription Shares may not be offered or sold except (i) in a transaction permitted under Rule 144 under the Securities Act or another applicable exemption from registration under the Securities Act or (ii) pursuant to an effective registration statement. The [PARTICIPATING DIRECTOR/HOLDER] further acknowledges that the Concurrent Private Placement is a transaction separate and apart from the purchase by the Underwriters of the IPO Shares, and that the [PARTICIPATING DIRECTOR/HOLDER] is purchasing the Subscription Shares directly from the Company and not through the Underwriters.

7.                     Conditions of [PARTICIPATING DIRECTOR/HOLDER]’s Obligations. The obligation of the [PARTICIPATING DIRECTOR/HOLDER] to purchase the Subscription Shares on the closing date of the Underwriting Agreement is subject to the concurrent closing of the purchase of the IPO Shares by the Underwriters pursuant to the Underwriting Agreement. This Agreement shall terminate if (i) the Underwriting Agreement is not entered into within twenty days of the date hereof or (ii) is terminated for any reason.

8.                     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would result in the application of any law other than the laws of the State of New York.

9.                     Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Nothing in this Agreement is intended or shall be construed to give the [PARTICIPATING DIRECTOR/HOLDER] any legal or equitable right, remedy or claim under or in respect of the Underwriting Agreement or any provision contained therein or against any of the Underwriters.

10.                 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

GASLOG LTD.

By:

Name:
Title:

[PARTICIPATING DIRECTOR/HOLDER]

By:

Name:

[Signature Page to Subscription Agreement]